Exhibit 99.1

atai Life Sciences Appoints Anne Johnson as Chief Financial Officer

NEW YORK and BERLIN, February 6, 2024 -- atai Life Sciences (NASDAQ: ATAI) (“atai” or “Company”) today announced that Anne Johnson, the Company’s interim Chief Financial Officer since October 2023 and Chief Accounting Officer since August 2022, has been named Chief Financial Officer (CFO).

Anne succeeds Stephen Bardin as the Company’s CFO while Stephen will continue in an advisory role until March 31, 2024 to support the transition.

“Anne has been an integral member of our team for over three years and has demonstrated the executive leadership, financial acumen, and track record to lead our financial organization with excellence,” said atai Co-founder and Chief Executive Officer, Florian Brand. “With her deep technical expertise and detailed knowledge of both the biopharmaceutical industry and atai’s operating model, I look forward to working closely with her in her new position as we continue to execute our strategy. I also want to express my deepest gratitude to Stephen for his significant contributions to atai’s mission.”

Anne brings almost 20 years of biotechnology and pharmaceutical experience. She previously served in senior leadership roles at Aruvant Sciences, Inc., a Roivant company; Chimerix, Inc.; PPD; and Xanodyne Pharmaceuticals. Anne received her Bachelor of Science in Accounting from the University of North Carolina Wilmington and is a Certified Public Accountant and Chartered Global Management Accountant.

“I am honored to take on the leadership of atai’s world-class finance team and look forward to continuing to build a strong financial foundation to advance our R&D programs,” said Anne Johnson. “I am deeply passionate about atai’s vision to heal mental health disorders and am inspired to work with our talented team as we execute on our shared mission to develop novel and effective treatments for patients.”

About atai Life Sciences
atai is a clinical-stage biopharmaceutical company aiming to transform the treatment of mental health disorders and was founded as a response to the significant unmet need and lack of innovation in the mental health treatment landscape. atai is dedicated to efficiently developing innovative therapeutics to treat depression, anxiety, addiction, and other mental health disorders. By pooling resources and best practices, atai aims to responsibly accelerate the development of new medicines to achieve clinically meaningful and sustained behavioral change in mental health patients. atai's vision is to heal mental health disorders so that everyone, everywhere can live a more fulfilled life. For more information, please visit www.atai.life.

Forward-looking Statements
This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The words “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “anticipate,” “initiate,” “could,” “would,” “project,” “plan,” “potentially,” “preliminary,” “likely,” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these words. Forward-looking statements include express or implied statements relating to, among other things: statements regarding our expectations relating to management and our leadership team; our business strategy and plans; the potential, success, cost and timing of development of our product candidates, including the progress of preclinical and clinical trials and related milestones; potential acquisitions; and the plans and objectives of management for future operations and capital expenditures.

Forward-looking statements are neither promises nor guarantees, but involve known and unknown risks and uncertainties that could cause actual results to differ materially from those projected, including, without limitation, the important factors described in the section titled “Risk Factors” in our most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission (“SEC”), as updated by our subsequent filings with the SEC, as such factors may be updated from time to time in atai's other filings with the SEC. atai disclaims any obligation or undertaking to update or revise any forward-looking statements contained in this press release, other than to the extent required by applicable law.

Contact Information
Investor Contact:
IR@atai.life

Media Contact:
PR@atai.life